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                                                                       EXHIBIT A

                             STOCK OPTION AGREEMENT


                  AGREEMENT dated as of        , 1999 between BRIAN WHARTON,
residing at 2451 Myrtle Avenue, Hermosa Beach, California 90254 (the "Employee" or "Grantee") and B2BSTORES.COM INC., a Delaware corporation having its principal office at 211 Park Avenue, Hicksville, New York 11801 ("Company").

                  WHEREAS, on August 15, 1999, the Board of Directors of the Company authorized the employment of the Employee pursuant to the terms of an Employment Agreement executed simultaneously herewith ("Employment Agreement"), and the grant, on the Effective Date (as defined in the Employment Agreement), to the Employee of an option to purchase an aggregate of 175,000 of the authorized but unissued shares of the Common Stock of the Company, $.01 par value ("Common Stock"), on the terms and conditions set forth in this Agreement; and

                  WHEREAS, the Employee desires to acquire said option on the terms and conditions set forth in this Agreement;

                  IT IS AGREED:

                  1. Grant of Option. The Company hereby grants to the Employee the right and option to purchase all or any part of an aggregate of 175,000
shares of Common Stock at any time from the date of vesting through        ,
2009 ("Exercise Period"), on and subject to the terms and conditions set forth herein ("Option"). The Option is a non-qualified stock option not intended to qualify under any section of the Internal Revenue Code of 1986, as amended, and is not granted under any plan.

                  2. Exercise Price. The purchase price of each share of Common
Stock subject to the Option ("Option Shares") shall be equal to $       .

                  3. Vesting and Exercisability.

                      (a) Options to purchase 87,500 shares, 43,750 shares and 43,750 shares, respectively, will vest on the first three anniversaries of the Start Date (as defined in the Employment Agreement).

                      (b) If the Employee's employment with the Company terminates for any reason prior to the time that the Option has been fully exercised, the unexercised portion of the Option on the date of termination of employment (whether exercisable or not) shall immediately expire; provided, however, that (i) if

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the Employee's employment is terminated by reason of the Employee's disability
(pursuant to Section 3.3 of the Employment Agreement), all portions of the Option that are vested at the time of termination shall remain exercisable for a period of one year from the date of such termination or until the expiration of the Exercise Period, whichever is shorter; (ii) in the event of the death of the Employee while in the employ of the Company, all portions of the Option that are vested at the time of death shall remain exercisable by the legal representative of the estate or by the legatee of the Employee under the will of the Employee for a period of one year from the date of such death or until the expiration of the Exercise Period, whichever is shorter; and (iii) in the event the Employee is terminated without "Cause" (as defined in the Employment Agreement), or Executive terminates his employment for "Good Reason" (as defined in the Employment Agreement), then the Option shall become fully vested and exercisable and may be exercised for a period of five years from the date of such termination of employment or until the expiration of the Exercise Period, whichever is shorter.

                      (c) The Board of Directors may, in the event the Executive's employment is terminated for Cause (as provided for in the Employment Agreement), annul the Option and, in such event, may require the Executive to return to the Company the economic benefit of any Option Shares purchased hereunder by the Executive within the six month period prior to the date of termination. In such event, the Executive hereby agrees to remit to the Company, in cash, an amount equal to the difference between the fair market value of the Option Shares on the date of termination (or the sales price of such Shares if the Option Shares were sold during such six month period) and the exercise price of such Shares.

                  4. Rights as a Stockholder. The Employee shall not have any of the rights of a stockholder with respect to the Option Shares until such shares have been issued after the due exercise of the Option.

                  5. Dividends, Mergers, Etc.

                      (a) In the event of a stock split or exchange, stock dividend, combination of shares, or any other similar change in the Common Stock of the Company as a whole ("Stock Event"), the Board of Directors of the Company shall make equitable, proportionate adjustments in the number and kind of shares covered by the Option and in the option price thereunder, as it deems necessary in order to preserve the Employee's proportionate interest in the Company and to maintain the aggregate option price.

                      (b) Upon the dissolution or liquidation of the Company, or upon the consummation of any merger, consolidation or other form of reorganization in which the Company is not the survivor, or upon the sale of all or substantially all of the Company's assets (the date of any such event being referred to herein as the "Transaction Date"), then the Option shall terminate at the close of business on the Transaction Date; provided, however, that any of the Option Shares not vested and exercisable on the

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Transaction Date shall become immediately vested and exercisable by Employee on the date immediately preceding the Transaction Date and Employee shall have the right to purchase all the Option Shares as of said date on the terms set forth in this Agreement by irrevocable written notice delivered to the Company.

                  6. Transferability of Option and Option Shares.

                      (a) The Option shall not be assignable or transferable except in the event of the death of the Employee, by will or by the laws of descent and distribution. No transfer of the Option by the Employee by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the will and such other evidence as the Company may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of the Option.

                      (b) The Employee hereby represents and warrants to the Company that he is acquiring the Option for his own account and not with a view to the distribution thereof.

                      (c) The Employee hereby agrees that he shall not sell, transfer by any means or otherwise dispose of the Option Shares acquired by him without registration under the Securities Act of 1933 ("Act"), or in the event that they are not so registered, unless (i) an exemption from the Act is available thereunder, and (ii) the Employee has furnished the Company with notice of such proposed transfer and the Company's legal counsel, in its reasonable opinion, shall deem such proposed transfer to be so exempt.

                  7. Registration Rights. The Company hereby grants to Employee the right to have the Option Shares registered on the first registration statement on Form S-8 filed by the Company during the period in which Employee is employed by the Company or by any subsidiary thereof and the Company shall take such action with respect to such Form S-8 as may be necessary so that, upon exercise, the shares of Common Stock issued thereby will be freely transferrable (subject only to applicable volume limitations contained in Rule 144 under the Securities Act of 1933). Notwithstanding the foregoing, (i) the Company shall have no obligation hereunder in connection with any such registration statement unless the Option Shares can legally be registered thereby and the Employee provides to the Company information with respect to his ownership of Option Shares, manner of proposed disposition and such other matters as the Company shall reasonably request for disclosure in the registration statement or any amendment thereto; and (ii) the Company will not be obligated to prepare, file or print any "reoffer prospectus" in connection with any "control securities" or "restricted securities" as those terms are defined in General Instruction C to Form S-8. The Company shall bear all fees, costs and expenses incurred by it in connection with the filing with the Securities and Exchange Commission of such registration statement.


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                  8. Employee's Acknowledgments. The Employee hereby
acknowledges that:

                      (a) All reports and documents required to be filed by the Company with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 within the last 12 months have been made available to the Employee for his inspection.

                      (b) If he exercises the Option, he may have to bear the economic risk of the investment in the Option Shares for an indefinite period of time because the Option Shares may not have been registered under the Act and cannot be sold by him unless they are registered under the Act or an exemption therefrom is available thereunder.

                      (c) In his position with the Company, he has had both the opportunity to ask questions of and receive answers from the officers and directors of the Company and all persons acting on its behalf concerning the terms and conditions of the offer made hereunder and to obtain any additional information to the extent the Company possesses or may possess such information or can acquire it without unreasonable effort or expense necessary to verify the accuracy of the information obtained pursuant to subparagraph (a) above.

                      (d) The Company shall place stop transfer orders with its transfer agent against the transfer of the Option Shares in the absence of registration under the Act or an exemption therefrom.

                      (e) In the absence of registration under the Act, the certificates evidencing the Option Shares shall bear the following legend:

                  "The Shares represented by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933. The shares may not be sold or transferred in the absence of such registration or an exemption therefrom under said Act."


                  9. Exercise of Option.

                      (a) Subject to the terms and conditions of the Agreement, the Option may be exercised by written notice to the Company at its principal place of business. Such notice shall state the election to exercise the Option and the number of Option Shares in respect to which it is being exercised, and, if the Option Shares are not then registered for resale under the Act, such notice shall contain a representation and agreement by the person or persons so exercising the Option that the Option Shares are being purchased for investment and not with a view to the distribution or resale thereof. Such notice shall be accompanied by payment of the full purchase price of the Option Shares.

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                      (b) Payment of the purchase price shall be made in cash or by check, bank draft or money order payable to the order of the Company.

                      (c) The Company shall issue a certificate or certificates evidencing the Option Shares as soon as practicable after the notice and payment is received. The certificate or certificates evidencing the Option Shares shall be registered in the name of the person or persons so exercising the Option.

                      (d) The Company hereby represents and warrants to the Employee that the Option Shares, when issued and delivered by the Company to the Employee in accordance with the terms and conditions hereof, will be duly and validly issued and fully paid and non-assessable.

                  10. Withholding Taxes. Not later than the date as of which an amount first becomes includible in the gross income of Employee for Federal income tax purposes with respect to the Option, Employee shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. The obligations of the Company pursuant to this Agreement shall be conditional upon such payment or arrangements with the Company and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Employee from the Company. Any required withholding tax shall be paid in accordance with Section 9(b) above.

                  11. Miscellaneous.

                      (a) In the event that, after the term of his employment with the Company, Employee engages in activities that violate the prohibitions set forth in Section 5.4 of the Employment Agreement (even if such provisions are deemed to be unenforceable by a court of law), Employee shall be obligated to return to the Company the economic benefit of any award which was realized or obtained by him at any time during the period beginning on that date which is six months prior to the date of such termination of employment.

                      (b) All notices provided for in this Agreement shall be in writing, and shall be deemed to have been duly given when delivered personally to the party to receive the same, when transmitted by electronic means, or when mailed first class postage prepaid, by certified mail, return receipt requested, addressed to the party to receive the same at his or its address set forth below, or such other address as the party to receive the same shall have specified by written notice given in the manner provided for in this Section 12. All notices shall be deemed to have been given as of the date of personal delivery, transmittal or mailing thereof.


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                  If to Employee:

                           Brian Wharton
                           2451 Myrtle Avenue
                           Hermosa Beach, California 90254

                  If to the Company:

                           b2bstores.com Inc.
                           211 Park Avenue
                           Hicksville, New York 11801
                           Attn:  Chairman of the Board


                      (c) This Agreement and the Employment Agreement and other Stock Option Agreement executed simultaneously herewith set forth the entire agreement of the parties relating to the employment of Employee and are intended to supersede all prior negotiations, understandings and agreements. No provisions of this Agreement or the other Stock Option Agreement or Employment Agreement may be waived or changed except by a writing by the party against whom such waiver or change is sought to be enforced. The failure of any party to require performance of any provision hereof or thereof shall in no manner affect the right at a later time to enforce such provision.

                      (d) This Agreement shall be governed by and construed under the law of the State of New York, disregarding any principles of conflicts of law that would otherwise provide for the application of the substantive law of another jurisdiction. Each of the parties (i) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted exclusively in New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (ii) waives any objection to the venue of any such suit, action or proceeding and the right to assert that such forum is not a convenient forum, and (iii) irrevocably consents to the jurisdiction of the New York State Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding. Each of the parties further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agrees that service of process upon it mailed by certified mail to its address shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding.

                      (e) This Agreement shall inure to the benefit of and be binding upon the successors and assigns of the Company. This Agreement shall not be assignable by Employee, but shall inure to the benefit of and be binding upon Employee's heirs and legal representatives.


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                      (f) Should any provision of this Agreement become legally
unenforceable, no other provision of this Agreement shall be affected, and this Agreement shall continue as if the Agreement had been executed absent the unenforceable provision.

                  IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.

                                         B2BSTORES.COM INC.



                                         By:
                                            -----------------------------------
                                            Woo Jin Kim, Chief Executive Officer


                                         ---------------------------------------
                                         BRIAN WHARTON

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